Principal Diversified Select Real Asset Fund
Supplement dated March 12, 2021
to the Prospectus dated August 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

TAX CONSIDERATIONS
After the second paragraph in the section, add the following new paragraph:

A return of capital is a nondividend distribution that is not paid out of the earnings and profits of the Fund. A return of capital distribution is generally not taxed until your investment in the Fund has been recovered. A return of capital reduces your cost basis in the Fund which may increase your tax liability upon the sale of your Fund shares or upon subsequent distributions in respect of your investment in the Fund.